SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2004

LANCER CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-13875	74-1591073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas		78219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 310-7000

ITEM 5. OTHER EVENTS.

The information in the News Release dated March 26, 2004 regarding an unsolicited mini-tender offer is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

99.1               News Release dated March 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION

Date: March 29, 2004	By:	/s/ CHRISTOPHER D. HUGHES
Christopher D. Hughes
Chief Executive Officer